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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 22, 2001.



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 19, 2001


                         DELCO REMY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                   1-13683              35-1909253
         (State or other              (Commission           (IRS employer
 jurisdiction of incorporation)       file number)      identification number)



         2902 ENTERPRISE DRIVE
            ANDERSON, INDIANA                                      46013
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (765) 778-6499


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On January 19, 2001, the registrant issued the press release attached hereto as Exhibit 99 to this report. This press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

             99    Press release of  Registrant dated January 19, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DELCO REMY INTERNATIONAL, INC.
                                        ------------------------------
                                                 (Registrant)




Date:  January 22, 2001                   By:  /s/  J. Timothy Gargaro
                                               -----------------------
                                               J. Timothy Gargaro
                                               Senior Vice President and
                                               Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
      99                   Press release of Registrant dated January 19, 2001